Exhibit 10.25

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

First Amendment to Collaboration and License Agreement by and between NovaBay Pharmaceuticals, Inc. and Alcon Research, Ltd.

FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This First Amendment to Collaboration and License Agreement (“First Amendment”) is entered into as of November 4, 2010 (the “First Amendment Effective Date”) by and between NovaBay Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 5980 Horton Street, Suite 550, Emeryville, CA 94608 (collectively, “NovaBay”) and Alcon Research, Ltd., a Delaware corporation, having its principal place of business at 620 I S. Freeway, Fort Worth, Texas 76134-2099 (“Alcon”). NovaBay and Alcon are each referred to herein by name, or individually as a “Party” or collectively as “Parties.”

BACKGROUND

A.  NovaCal Pharmaceuticals, Inc. (“NovaCal”) and Alcon Manufacturing, Ltd. Entered into a Collaboration and License Agreement (the “Agreement”) on August 29, 2006.

B.  On February 9, 2007, NovaCal merged into NovaBay Pharmaceuticals, Inc., California (“NovaBay California”) and assumed all of its obligations.

C.  On June 29, 2010, NovaBay California merged into and assigned all rights and responsibilities to NovaBay.

D.  On January 1, 2008, Alcon Manufacturing, Ltd. merged into and assigned all rights and responsibilities to Alcon Research, Ltd.

E.  In connection with NovaCal’s (and after the name change, NovaBay’s) performance of the Discovery Research Program under the Agreement, the Parties agree that the structures of certain chemical entities subject to the Agreement have exceeded the scope of “Aganocide Compounds” as originally defined therein and the Parties wish to expand the definition of such term to include such chemical entities, together with certain other provisions of this Agreement, as set forth in this First Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein below and other consideration to the receipt and sufficiency of which is hereby acknowledged, NovaBay and Alcon hereby agree to amend the Agreement as follows:

AMENDMENT

10.           The Parties acknowledge and agree that pursuant to the Certificate of Ownership executed on February 9, 2007, a copy of which is attached as Exhibit A, NovaBay California assumed, and hereby assumes, all rights and obligations of NovaCal under the Agreement. Accordingly, the name “NovaCal” is hereby replaced by the name “NovaBay” in all places where “NovaCal” appears in the Agreement.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

11.           The Parties acknowledge and agree that pursuant to the Certificate of Merger effective June 29, 2010, a copy is attached as Exhibit B, NovaBay assumed, and hereby assumes all rights and obligations of NovaBay California under the agreement.

12.            The Parties acknowledge and agree that pursuant to the Certificate of Merger effective January 1, 2008, a copy of which is attached as Exhibit C, Alcon Research, Ltd. assumed, and hereby assumes, all rights and obligations of Alcon Manufacturing, Ltd. under the Agreement. Accordingly, the name “Alcon Manufacturing, Ltd.” is hereby replaced by the name “Alcon Research, Ltd.” in all places where “Alcon Manufacturing, Ltd.” appears in the Agreement.

13.            Section 1.3 of the Agreement is hereby amended to read in its entirety as follows:
1.3          “Aganocide Compound” shall mean (A) any chemical entity (i) having bactericidal, antibacterial, anti-infective, antimicrobial, antifungal, anti-parasidic, sporicidal, antiviral, immunomodulatory or anti-inflammatory activity, and (ii) consisting of either hypochlorous acid or consisting of the following chemical formula: [***].  For clarity, Aganocide Compounds include the compounds listed in Exhibit 1.3B.

14.            Exhibit 1.3 is hereby amended in its entirety and replaced by Exhibit 1.3B, as attached to this First Amendment.

15.            Section 1.37 of the Agreement is hereby amended to read in its entirety as follows:
1.37 “Funding Term” shall mean, subject to (i) earlier termination by Alcon in accordance with Section 8.2.3 and (ii) extension by mutual written agreement of the Parties referencing this Section 1.37, the period commencing on the Effective Date and expiring upon the earlier of (a) December 31, 2015 and (b) termination of this Agreement in accordance with Article 12.

16.            Section 1.38 of the Agreement is hereby amended to read in its entirety as follows:
1.38 [Intentionally left blank].

17.            The first sentence of Section 3.4 is hereby amended to read in its entirety as follows:
3.4  Designation of Development Compounds.  From time to time during the Exclusivity Period, either Party may recommend to the Coordination Committee a particular Licensed Compound for consideration as a Development Compound for Development as a Licensed Product hereunder, based on the profile of such Licensed Compound.

18.            Section 7.1.2(b) of the Agreement is hereby amended to read in its entirety as follows:

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

(b)  Additionally, subject to the terms and conditions of this Agreement, Alcon hereby grants to NovaBay a non-exclusive, worldwide license to make, use, sell, offer for sale, import and otherwise exploit products incorporating Licensed Compounds for applications outside the Field (as may be modified as a result of Section 12.2) under Know-How and Patents Controlled by Alcon related to such Licensed Compounds (including formulations and methods of manufacture thereof) (such Patents, the “Alcon Patents”).  The license granted under this Section 7.1.2(b) shall include the right to sublicense. Prior to the exercise of such license (or grant of any sublicense) with respect to particular Know-How or Patents Controlled by Alcon, NovaBay shall provide written notice to Alcon. In the event NovaBay desires to exercise its right to sublicense, the Parties shall negotiate in good faith the consideration to be paid by NovaBay with respect to products covered by the Alcon Patents; provided that the consideration payable to Alcon for each such sublicense pursuant to this Section 7.1.2(b) shall not exceed [***] of net sales of products covered by the Alcon Patents outside the Field by such sublicensee or its Affiliates and shall not exceed [***] for all such sublicenses. Notwithstanding the foregoing, NovaBay shall not have the right to exercise the licenses or grant sublicenses pursuant to this Section 7.1.2(b) with respect to such Know-How or Patents in a manner that can reasonably be expected to (i) create a risk of substitutability of the type contemplated in Section 2.6.3 hereof, or (ii) otherwise compete with Alcon products in the ophthalmic, otic and nasal fields.

19.            The Parties agree that Section 7.4.1 of the Agreement shall not apply to any activities of Alcon or its Affiliates prior to the First Amendment Effective Date with respect to any compounds that (i) were independently discovered and synthesized by Alcon or obtained from a Third Party (i.e., without use of or reliance upon any NovaBay Know-How or other Confidential Information of NovaBay and outside of the Discovery Research Program) and (ii) are now encompassed by the expanded definition of Aganocide Compound established by this First Amendment but were not Aganocide Compounds as originally defined in the Agreement.  Such compounds shall not be considered Aganocide Compounds for purposes of Section 7.4.1 and shall not be considered Licensed Compounds for purposes of the Agreement.

20.            Section 8.2.3 of the Agreement is hereby amended to read in its entirety as follows:
8.2.3  Termination of the Funding Term.  Alcon may terminate the Funding Term on written notice to NovaBay referencing this Section 8.2.3 provided not less than six (6) months in advance of the next funding date (i.e., January 1 or July 1 of each year during the Funding Term).

21.             Section 8.3.1 (f) of the Agreement is hereby amended to read in its entirety as follows:
(f) If prior to the achievement of Milestone Event 1 with respect to a Sub-Field, Alcon (i) terminates this Agreement pursuant to Section 12.2.1 with respect to the Agreement in its entirety, (ii) terminates this Agreement pursuant to Section 12.2.2 with respect to a particular Sub-Field, or (iii) ceases active Development activities with respect to a Sub-Field, then Alcon shall pay to NovaBay upon such event an amount equal to [***] of the Milestone Payment for Milestone Event 1 for each Sub-Field for which Milestone Event 1 has not been achieved (i.e., in case (i) with respect to each Sub-Field for which Milestone Event 1 has not occurred at the time of termination, or in case (ii) or (iii) with respect to the Sub-Field(s) for which Milestone Event 1 has not occurred at the time of termination or cessation in relation to such Sub-Field(s)).

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

22.             Section 9.1.1 of the Agreement is hereby amended to read in its entirety as follows:
9.1.1 General. As between the Parties, title to all inventions and other intellectual property made (i) solely by Alcon personnel in connection with the Agreement shall be owned by Alcon, (ii) solely by NovaBay personnel in connection with this Agreement shall be owned by NovaBay and (iii) made jointly by personnel of Alcon and NovaBay (such joint inventorship to be determined based upon U.S. patent law) in connection with the Agreement shall be jointly owned by Alcon and NovaBay. Except as expressly provided in this Agreement, it is understood that neither Party shall have any obligation to account to the other for profits, or to obtain any approval of the other Party to license, assign, or otherwise exploit such jointly owned inventions or intellectual property, by reasons of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such approval or accounting.  In the event that Alcon elects not to Prosecute or Maintain any Patent covering inventions made by Alcon in connection with this Agreement at any time during the Term, then it shall promptly notify NovaBay of such election (and in any event at least sixty (60) days prior to the date any action is required to maintain rights in such Patent).  In such event, NovaBay shall have the right, at its option, to control the Prosecution and Maintenance of such Patent at its own expense in NovaBay’s name whereupon Alcon shall, upon request by NovaBay, transfer ownership of such invention and such Patent to NovaBay, together with all related documents and filings thereto and take such actions as NovaBay reasonably requests to effectuate such ownership, at NovaBay’s expense.

23.             The following sentences shall be added to the end of Section 9.2.2:
Without limiting the foregoing, in the event that the Party responsible for the Prosecution and Maintenance of Patents claiming subject matter jointly owned by the Parties, as mutually agreed from time to time (the “Prosecuting Party”), determines (i) to abandon any claims within such jointly owned Patent, or (ii) not to pay its allocated share of costs attributable to the Prosecution and Maintenance of such jointly owned Patent, then the Prosecuting Party shall provide the other Party (the “Second Party”) written notice thereof (a) at least sixty (60) days prior to the date such abandonment would become effective or (b) reasonably in advance of any other necessary action required to maintain rights in such jointly own Patent, as applicable.  In such case, the Second Party shall have the right, at its option, to control the Prosecution and Maintenance of such claims at its own expense and its own name, whereupon the Prosecuting Party shall, upon request by the Second Party, assign such claims to the Second Party, together with documents and filings with respect thereto, and take such actions as the Second Party reasonably requests to effectuate such ownership, at the Second Party’s expense.  Similarly, in the event the Second Party determines not to pay its allocated share of costs attributable to the Prosecution and Maintenance of any jointly owned Patent (as may be mutually agreed by the Parties on a case by case basis), and the Prosecuting Party elects to pay one hundred percent of the costs associated with the Prosecution and Maintenance of such jointly owned Patent, the Second Party shall assign its joint interest in such jointly owned Patent to the Prosecuting Party and take such further actions as reasonably requested by the Prosecuting Party to effectuate such ownership, at the Prosecuting Party’s expense.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

24.             Section 12.2.1 of the Agreement is hereby amended to read in its entirety as follows:
12.2.1 Alcon shall have the right to terminate this Agreement in its entirety upon six (6) months’ prior notice to NovaBay referencing this Section 12.2.1; provided that during the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Funding Term such notice is provided not less than six (6) months in advance of the next funding date (i.e., January 1 or July 1 of each year during the Funding Term).

EXCEPT AS MODIFIED BY THE TERMS OF THIS FIRST AMENDMENT, the provisions of the Agreement remain unchanged, in full force and effect, and binding upon the Parties hereto.

This Amendment may be executed in two counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this First Amendment in duplicate original by their duly authorized representative as of the Effective Date.

NOVABAY PHARMACEUTICALS, INC.	ALCON RESEARCH, LTD.

By: /s/Ron Najafi	By: /s/Sabri Markabi
Name: Ron Najafi, Ph.D	Name: Sabri Markabi, M.D.
Title: Chairman & Chief Executive Officer	Title: Senior Vice President and Chief Medical Officer

Date: 11/18/10	Date:

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

SM:MEF:ss
(2005-06471-004)

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

Exhibit 1.3B to the First Amendment to Collaboration and License Agreement by and between NovaBay Pharmaceuticals, Inc. and Alcoa Research, Ltd.

EXHIBIT 1.3B
AGANOCIDE COMPOUNDS

For purposes of this Agreement and for purposes of providing specific examples but without limiting the definition in Section 1.3, Aganocide Compounds shall include compounds with the following chemical formula:

[***]

Examples of which include but are not limited to the following:

[***]

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

Exhibit 1.3B to the First Amendment to Collaboration and License Agreement by and between NovaBay Pharmaceuticals, Inc. and Alcon Research, Ltd.

Additional exemplary Aganocide Compounds include the following:

[***]

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

Exhibit A to the First Amendment to Collaboration and License Agreement by and between NovaBay Pharmaceuticals, Inc. and Alcon Research, Ltd.

EXHIBIT A
NOVABAY CERTIFICATE OF OWNERSHIP

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

CERTIFICATE OF OWNERSHIP
Ramin Najafi and Robert R. Tufts hereby certify that:

1.                      They are the duly elected and acting President and Secretary, respectively, of NovaCal Pharmaceuticals, Inc., a California corporation.

2.                      This corporation owns all the outstanding shares of NovaBay Pharmaceuticals, Inc., a California corporation.

3.                      The board of directors of this corporation have duly adopted the following resolutions:

RESOLVED, that this corporation merge NovaBay Pharmaceuticals, Inc., its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110 of the California Corporations Code; and

RESOLVED FURTHER, that Article 1 of the Amended and Restated Articles of Incorporation of this corporation be amended and restated in its entirety to read as follows:

“ARTICLE 1.

The name of this corporation (“Corporation”) is NovaBay Pharmaceuticals, Inc.”

* * *

We further declare under penalty of perjury that we am the persons who executed the foregoing Certificate of Ownership and said instrument is our act and deed, and that the matters set forth in this Certificate of Ownership are true and correct of our own knowledge.  Executed in Emeryville, CA.

Executed this   9th   day of February, 2007.

/s/Ramin Najafi Ramin Najafi President /s/Robert R. Tufts Robert R. Tufts Secretary

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

Exhibit B to the First Amendment to Collaboration and License Agreement by and between NovaBay Pharmaceuticals, Inc. and Alcon Research, Ltd.

EXHIBITB
CERTIFICATE OF MERGER
NovaBay Pharmaceuticals Inc., California/NovaBay Pharmaceuticals, Inc., Delaware

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

CERTIFICATE OF MERGER
OF
NOVABAY PHARMACEUTICALS, INC.,
a California corporation
INTO
NOVABAY PHARMACEUTICALS, INC.,
a Delaware corporation

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that:

1.          The name and state of incorporation of each of the constituent corporations of the merger is as follows:

Name	State of Incorporation
NovaBay Pharmaceuticals, Inc.	California
NovaBay Pharmaceuticals, Inc.	Delaware

2.          An Agreement and Plan of Merger dated as of June 25, 2010 (the “Agreement and Plan of Merger”) between NovaBay Pharmaceuticals, Inc., a California corporation (“NovaBay California”) and NovaBay Pharmaceuticals, Inc., a Delaware corporation (“NovaBay Delaware”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

3.          The surviving corporation in the merger is NovaBay Delaware.  Upon the effectiveness of the filing of this Certificate of Merger, the Certificate of Incorporation of NovaBay Delaware shall be its Certificate of Incorporation of the surviving corporation in the merger.

4.          The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation.  The address of the principal place of business of the surviving corporation is 5890 Horton Street, Suite 550, Emeryville, CA 94608.

6.          A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7.          The authorized capital stock of NovaBay Delaware consists of (a) 65,000,000 shares of Common Stock, $0.01 par value per share, and (b) 5,000,000 shares of Preferred Stock, $0.01 par value per share, all of which are undesignated as to series, rights, preferences, privileges or restrictions.

IN WITNESS WHEREOF, this Certificate of Merger is hereby executed on behalf of the surviving corporation, NovaBay Pharmaceuticals, Inc., a Delaware corporation, and attested to by its officers thereunto duly authorized.

Dated as of the 25th day of June, 2010.

NovaBay Pharmaceuticals, Inc.,
a Delaware corporation

By:    /s/Ramin “Ron” Najafi
Ramin “Ron” Najafi
President and Chief Executive Officer

Attest:

By:    /s/Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Secretary

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

Exhibit C to the First Amendment to Collaboration and License Agreement by and between NovaBay Pharmaceuticals, Inc. and Alcon Research, Ltd.

EXHIBIT C
CERTIFICATE OF MERGER
ALCON MANUFACTURING, LTD. / ALCON RESEARCH, LTD.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATIONS

Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is Alcon Research, Ltd., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is Alcon Manufacturing, Ltd., a Delaware corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations.

THIRD: The name of the surviving corporation is Alcon Research, Ltd., a Delaware corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective at a later date, which is not more than 90 days from the date of signing. The delayed effective date is January 1, 2008, at 12:01 A.M. Eastern Standard Time.

SIXTH: The Agreement of Merger is on file at 6201 South Freeway, Fort Worth, Texas, 76134-2099, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

[Signature page follows.]

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY NOVABAY PHARMACEUTICALS, INC.

IN WITNESS WHEREOF, said surviving corwation has caused this Certificate to be signed by an authorized officer, the 14th day of December, A.D., 2007.

Alcon Research, Ltd., a Delaware corporation By: /s/Elaine E. Whitbeck Elaine E. Whitbeck, Senior VicePresident, General Counsel, andCorporate Secretary

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.